UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2021

TAILWIND ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39489	85-1288435
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1545 Courtney Ave. Los Angeles, CA		90046
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (646) 432-0610

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	TWND.U	The New York Stock Exchange
Share of Class A common stock included as part of the units	TWND	The New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	TWND WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 1.02 below is hereby incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

As previously disclosed, on March 1, 2021, Tailwind Acquisition Corp. (the “Company”) entered into a Business Combination Agreement (the “Business Combination Agreement”), by and among the Company, Compass Merger Sub, Inc., QOMPLX, Inc. (“QOMPLX”) and Rationem, LLC, in its capacity as the representative of the stockholders of QOMPLX (such transactions, the “Business Combination”).

Termination of the Business Combination Agreement

On August 17, 2021, the Company and QOMPLX entered into a Termination Agreement (the “Termination Agreement”), effective as of such date, pursuant to which the parties agreed to mutually terminate the Business Combination Agreement. The termination of the Business Combination Agreement is effective as of August 17, 2021.

As a result of the termination of the Business Combination Agreement, the Business Combination Agreement will be of no further force and effect, and certain transaction agreements entered into in connection with the Business Combination Agreement, including, but not limited to, (i) the Investor Rights Agreement, dated as of March 1, 2021, by and among the Company, QOMPLX, Tailwind Sponsor, LLC (“Tailwind Sponsor”) and certain QOMPLX stockholders, (ii) the Sponsor Letter Agreement, dated as of March 1, 2021, by and among the Company, Tailwind Sponsor, QOMPLX and members of Tailwind’s board of directors and/or management, (iii) the Transaction Support Agreements, each dated March 1, 2021, between certain stockholders of QOMPLX, Tailwind and QOMPLX and (iv) the Subscription Agreements, each dated March 1, 2021, between Tailwind and certain investors, will automatically either be terminated in accordance with their terms or be of no further force and effect. In addition, upon the termination of the Business Combination Agreement, the Company will have no further obligations or liabilities related to or arising out of that certain Convertible Note Purchase Agreement, dated as of March 1, 2021, by and among the Company, QOMPLX and the other persons party thereto, or any of the convertible notes issued by QOMPLX thereunder.

The foregoing descriptions of the Business Combination Agreement and the Termination Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the full text of the Business Combination Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) by the Company on March 2, 2021, and the full text of the Termination Agreement, which is attached hereto as Exhibit 10.1, each of which is incorporated by reference herein.

Item 8.01	Other Events.

On August 17, 2021, the Company and QOMPLX issued a joint press release announcing the termination of the Business Combination Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. As a result of the termination of the Business Combination Agreement, the special meeting of the Company’s stockholders, which was to be held for the purpose of voting on the Business Combination Agreement and proposed transactions related thereto, will not take place and the Company intends to withdraw its registration statement on Form S-4, as amended from time to time, initially filed with the SEC on March 25, 2021.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are based on the opinions and estimates of management of the Company, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to a delay in or the failure to close a future potential business combination, the amount of redemptions, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals, industry trends, legislation or regulatory requirements and developments in the global economy as well as the public health crisis related to the coronavirus (COVID-19) pandemic and resulting significant negative effects to the global economy, disrupted global supply chains and significant volatility and disruption of financial markets, increased operating costs and the impact of government shutdowns. Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports ﬁled with the SEC, including but not limited to the Company’s annual report on Form 10-K, as amended, for the year ended December 31, 2020 and subsequent quarterly reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Termination Agreement, dated as of August 17, 2021, by and between the Company and QOMPLX.
99.1	Press Release dated August 17, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tailwind Acquisition Corp.

Date: August 19, 2021	By:	/s/ Chris Hollod

Name: Chris Hollod Title: Chief Financial Officer